UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2022

Evo Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40029	85-4030703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Stateline Road

Crystal Bay, Nevada 89402

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 624-9360

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	EVOJU	The Nasdaq Stock Market LLC

Shares of Class A Common Stock, par value $0.0001 per share, included as part of the units	EVOJ	The Nasdaq Stock Market LLC

Redeemable Warrants, included as part of the units	EVOJW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jason Sausto

On May 15, 2022, the board of directors (the “Board”) of Evo Acquisition Corp., a Delaware corporation (the “Company”), appointed Jason Sausto as Managing Director of the Company, effective May 15, 2022.

Since May, 2021, Mr. Sausto has served as a Managing Director of Evolution Capital Management LLC (“ECM”), an investment manager that is an affiliate of our sponsor, where he leads and supports various projects related to the business. Prior to joining ECM in 2021, Mr. Sausto held distribution rights to Onkyo and Pioneer products in the Americas. Before that, from January, 2008 to September, 2017, he spent nearly a decade running various businesses for Onkyo Corporation, a Japanese consumer electronics manufacturer, in Asia and served on its Board of Directors. Mr. Sausto holds a Bachelor of Arts degree in Media Communications from the University of Missouri Columbia, a Master of Business Administration from INSEAD and a Master of Arts in International Relations and Affairs from Johns Hopkins University's Paul H. Nitze School of Advanced International Studies (SAIS).

No family relationships exist between Mr. Sausto and any other directors or executive officers of the Company. There are no arrangements between Mr. Sausto and any other person pursuant to which Mr. Sausto was appointed as an officer of the Company. There are no transactions to which the Company is or was a participant and in which Mr. Sausto has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2022

EVO ACQUISITION CORP.

By:	/s/ Richard Chisholm
	Name:	Richard Chisholm
	Title:	Chief Executive Officer

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